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Exhibit 23.3

CONSENT OF INDEPENDENT ACCOUNTANTS

        We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of IHS Inc. of our report dated May 6, 2011 relating to financial statements of SMT Holding Corp., which appears in IHS Inc.'s Amendment No. 1 to Current Report on Form 8-K dated October 21, 2011. We also consent to the reference to us under the heading "Experts" in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Houston, Texas
June 18, 2012

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  Exhibit 23.3
CONSENT OF INDEPENDENT ACCOUNTANTS